SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): November 12, 2003

                                  BIOMODA INC.
             (Exact Name of Registrant as Specified in its Charter)


                                   New Mexico
                 (State or Other Jurisdiction of Incorporation)


        333-90738                                       85-0392345
 (Commission File Number)                  (I.R.S. Employer Identification No.)


                           8301 Washington NE, Suite 6
                              Albuquerque, NM 87113
          (Address of Principal Executive Offices, Including Zip Code)


                                 (505) 821-0875
              (Registrant's Telephone Number, Including Area Code)





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Item 4.  Change in Registrant's Certifying Accountant
-------  --------------------------------------------

On November 12, 2003, Biomoda Inc. (the "Company" or the "Registrant" ) was formally notified of the resignation of their auditors, Hinkle & Landers, P.C.. Biomoda's Form SB-2 Registration Statement was declared effective during the third quarter of 2003 and as such, Biomoda now has a public reporting requirment. Hinkle & Landers, P.C. cited the significant new regulations and oversight required upon pubic registrants and the accounting firms who serve as their auditors and their decision to not provide public registrant audit practice.

The audit reports of Hinkle & Landers, P.C. on the Registrant's financial statements for the fiscal years ending December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit for the most recent two fiscal years and through November 12, 2003, there have been no disagreements with Hinkle & Landers, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hinkle & Landers, P.C. would have caused them to make reference thereto in their report on the financial statements for such years. During the recent fiscal year and through November 12, 2003, there have been no reportable events as defined in Regulation S-B Item 304(a)(1)(iv).

The Company has provided Hinkle & Landers, P.C. with a copy draft of Form 8-K discussing such resignation. The Registrant has requested that Hinkle & Landers, P.C. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated November 13, 2003, is filed as Exhibit 16.1 of this Form 8-K.

Item 7.  Exhibits
-------  --------

16.1     Letter from Hinkle & Landers, P.C. dated November 13, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                     BIOMODA INC.




Date: November 13, 2003
                                                     By: /s/ John J. Cousins
                                                         -------------------
                                                          John J. Cousins
                                                          President

Exhibit 16.1
------------




      November 13, 2003




      Securities and Exchange Commission
      Washington, D.C. 20549



      We were previously the accountants for Biomoda, Inc. (the Company) and on January 15, 2002 we reported on the financial statements of Biomoda, Inc. as of and for the year ended December 31, 2001 and on February 4, 2003 we reported on the financial statements of Biomoda, Inc. as of and for the year ended December 31, 2002. On November 12, 2003, we resigned as accountants of the Company. We have read the Company's statements included under Item 4 of its Form 8-K for November 13, 2003, and we agree with such statements.


                                                          Sincerely,




                                                          Hinkle & Landers, P.C.